UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05052_

Value Line New York Tax Exempt Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2009

Date of reporting period: January 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
J a n u a r y 31, 2 0 0 9

DISTRIBUTOR	Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
	Boston, MA 02110	Value Line New York Tax Exempt Trust

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

TRUSTEES	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Emily D. Washington
Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00063840

Value Line New York Tax Exempt Trust

To Our Value Line New York

To Our Shareholders (unaudited):

For the twelve months ended January 31, 2009, the total return of the Value Line New York Tax Exempt Trust was –6.82%. Over the same time period, the Barclays Capital Municipal Bond Index reported a return of –0.16%.(1)

During the period, the Trust was overweighted compared to the Barclays Capital Municipal Bond Index in insured bonds. Municipal debt with bond insurance underperformed the market last year as the companies that provide insurance began writing down losses from insuring speculative debt, such as Collateralized Debt Obligations (CDOs) and other types of mortgage securities. As a result, the rating agencies downgraded the triple A ratings of the insurance companies. Insured tax-exempt bonds were negatively impacted as a group until the market was able to differentiate the value of the underlying municipal credits. Only two insurance companies still have triple A ratings; Berkshire Hathaway Assurance Corporation and Financial Security Assurance Inc. The New York Tax Exempt Trust reduced its holdings in insured paper from approximately 70 percent as of February 1, 2008 to approximately 50 percent as of January 31, 2009. Of the insured holdings, more than half are insured by the two triple A rated insurance companies. While the insured securities in the Trust have experienced price depreciation, none of the bonds held were late on any payments of principal and/or interest during the fiscal year.

Going forward, the Trust will continue to reduce its reliance on insured securities, which are not rated triple A. The Trust will also look for securities that have the most likely potential to be refunded. When interest rate spreads between municipal bonds and taxable debt return to more normal levels, municipal bond issuers may look to reduce interest costs by refunding their outstanding debt. The outstanding bonds are then prerefunded and backed by U.S. Treasuries. When bonds are prerefunded, their quality improves to triple A status and the average maturity is usually shortened. Both of these occurrences add to the total return of the security. Our goal remains to provide a maximum level of income exempt from all New York and Federal income taxes while avoiding undue risk to principal. Thank you for your investment with us.

Sincerely,

Mitchell Appel
President

March 13, 2009

(1)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Observations (unaudited)

The recession is in full bloom, having hit this country with its worst business setback in several generations. Meanwhile, the downturn is spreading overseas with ferocity creating a global crisis.

The current situation is traceable to several events, beginning with the sharp declines in housing construction, home sales, and real estate prices. We also have seen a reduction in credit availability, a high level of bank failures, rising foreclosure rates, increasing unemployment, a contraction in retailing and auto activity, and sharp declines in manufacturing and nonmanufacturing. These developments are consistent with a deep and prolonged recession. As 2009 proceeds, we are facing a serious worldwide contraction that will at best end by late this year. Government reaction to this global upheaval is likely to involve attempts to foster infrastructure rebuilding and stabilize employment. It is hoped that such efforts will shorten the downturn’s duration and reduce its severity.

Meanwhile, inflation, which had earlier moved sharply higher in this country due to dramatic increases in oil, food, and commodity prices, has moderated noticeably, thanks to even more dramatic declines in energy prices. Our expectation is that absent a more potent long-term business expansion than we now project, inflation should remain in check for the most part over the next year or two. In fact, there is the possibility that we could see selective bouts of deflation along the way, especially if consumer demand falters for any extended period of time. By early next decade, however, the massive government spending now being undertaken to hopefully lead us out of the recession, will generate somewhat higher inflation.

Value Line New York Tax Exempt Trust

(unaudited)

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Barclays Capital Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a change in Value of a $10,000 Investment in
the Value Line New York Tax Exempt Trust and the Barclays Capital Municipal Bond Index*

*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Trust’s returns.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 1/31/09	(6.82)%	$9,318
5 years ended 1/31/09	0.80%	$10,406
10 years ended 1/31/09	2.60%	$12,931

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 through January 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/08	Ending account value 1/31/09	Expenses paid during period 8/1/08 thru 1/31/09*
Actual	$1,000.00	$961.10	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.91

*
Expenses are equal to the Trust’s annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line New York Tax Exempt Trust

Portfolio Highlights at January 31, 2009 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets

NYS Thruway Authority, Revenue Bonds, 5.00%, 4/1/20	$1,135,000	$1,214,575	6.6%
NYC Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds, Ser. EE, 5.00%, 6/15/18	$1,000,000	$1,139,200	6.2%
NYS Urban Development Corp., 5.00%, 1/1/20	$1,000,000	$1,046,960	5.7%
Virgin Islands Public Finance Authority, Revenue Bonds, Gross Receipts Taxes, Ser. A, 6.38%, 10/1/19	$1,000,000	$1,006,090	5.5%
NYS Sales Tax Asset Receivables Corp., Ser. A, FSA-CR MBIA Insured, 5.00%, 10/15/20	$850,000	$924,647	5.1%
NYS Local Government Assistance Corp., Revenue Bonds, Refunding Senior Lien, Ser. C, 5.00%, 4/1/18	$775,000	$895,055	4.9%
NYS Dormitory Authority, Revenue Bonds, University of Rochester, Ser. A-2, MBIA-IBC Insured, 0.0%, 7/1/39	$1,000,000	$802,180	4.4%
NYS Dormitory Authority, Revenue Bonds, Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	$710,000	$757,023	4.1%
NYC Transitional Finance Authority, Building Aid Revenue Bonds, 5.00%, 7/15/23	$725,000	$742,378	4.1%
NYS Dormitory Authority, Revenue Bonds, New York University, Ser. B, 5.00%, 7/1/29	$710,000	$699,258	3.8%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments	January 31, 2009

Principal Amount		Rating (unaudited)		Value

LONG-TERM MUNICIPAL SECURITIES (84.1%)

	NEW YORK CITY (19.8%)

$350,000	General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured, 5.00%, 10/1/24	Aa3		$360,020
	Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds:
245,000	Ser. DD, 5.00%, 6/15/32	Aa3		234,884
1,000,000	Ser. EE, 5.00%, 6/15/18	Aa3		1,139,200
725,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	A1		742,378
	Transitional Finance Authority, Revenue Bonds:
500,000	Future Tax Secured, Ser. E, MBIA Insured, 5.25%, 2/1/19	Aa1		539,395
575,000	Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa2		597,615
				3,613,492

	NEW YORK STATE (55.4%)
450,000	Convention Center Development Corp., Revenue Bonds, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/27	A2		429,898
	Dormitory Authority, Revenue Bonds:
710,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aa3		757,023
500,000	Court Facilities Lease, Ser. A, AMBAC Insured, 5.50%, 5/15/26	Aa3		528,075
500,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	Baa1		483,285
450,000	Mental Health Services Facilities, FSA-CR FGIC Insured, 5.00%, 8/15/17	Aa3		494,689
710,000	New York University, Ser. B, 5.00%, 7/1/29	Aa3		699,258
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA	*	500,760
1,000,000	University of Rochester, Ser. A-2, MBIA-IBC Insured, 0.00%, 7/1/39 (1)	A2		802,180
350,000	Environmental Facilities Corp., Personal Income Tax Revenue Bonds, Ser. A, 5.00%, 12/15/19	AAA	*	385,753
775,000	Local Government Assistance Corp., Revenue Bonds, Refunding Senior Lien, Ser. C, 5.00%, 4/1/18	AAA	*	895,055
400,000	Metropolitan Transportation Authority, New York Dedicated Tax Fund, Revenue Bonds, Ser. A, FSA Insured, 5.25%, 11/15/24	Aa3		404,900
250,000	Metropolitan Transportation Authority, New York Revenue, Revenue Bonds, Ser. A, MBIA-RE FGIC Insured, 5.00%, 11/15/14	A2		281,200
100,000	Nassau County, General Improvement, Ser. C, FSA Insured, 5.13%, 1/1/14	Aa3		105,079

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Schedule of Investments	January 31, 2009

Principal Amount		Rating (unaudited)		Value
$850,000	Sales Tax Asset Receivables Corp., Ser. A, FSA-CR MBIA Insured, 5.00%, 10/15/20	Aa3		$924,647
1,135,000	Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	Baa1		1,214,575
175,000	Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed, Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aaa		180,315
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA	-*	1,046,960
				10,133,652

	PUERTO RICO (3.4%)
4,750,000	Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 7/1/43 (2)	Baa1		355,680
7,235,000	Sales Tax Financing, Corporate Sales Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 8/1/54 (2)	A1		273,411
				629,091
	VIRGIN ISLANDS (5.5%)
1,000,000	Public Finance Authority, Revenue Bonds, Gross Receipts Taxes, Ser. A, 6.38%, 10/1/19	Baa3		1,006,090

	TOTAL MUNICIPAL SECURITIES (84.1%) (Cost $16,562,254)			15,382,325

	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (15.9%)			2,903,956
				$18,286,281
	NET ASSETS (100.0%)

	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($18,286,281 ÷ 2,129,294 shares outstanding)			$8.59

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

(1)	Convertible capital appreciation bond. Zero coupon rate shown as of January 31, 2009 and will convert to a coupon at a future date.

(2)	Zero coupon bond.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities at January 31, 2009

Assets:
Investment securities, at value (Cost - $16,562,254)	$15,382,325
Cash	2,441,134
Receivable for securities sold	320,561
Interest receivable	171,272
Receivable for trust shares sold	1,000
Prepaid expenses	304
Total Assets	18,316,596

Liabilities:
Dividends payable to shareholders	13,509
Payable for trust shares repurchased	53
Accrued expenses:
Advisory fee	5,891
Trustees’ fees and expenses	733
Other	10,129
Total Liabilities	30,315
Net Assets	$18,286,281

Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 2,129,294 shares)	$21,293
Additional paid-in capital	20,627,125
Distributions in excess of net investment income	(13,509)
Accumulated net realized loss on investments	(1,168,699)
Net unrealized depreciation of investments	(1,179,929)
Net Assets	$18,286,281

Net Asset Value, Offering and Redemption Price per Outstanding Share ($18,286,281 ÷ 2,129,294 shares outstanding)	$8.59

Statement of Operations for the Year Ended January 31, 2009

Investment Income:
Interest	$812,979
Expenses:
Advisory fee	114,803
Service and distribution plan fees	47,834
Custodian fees	25,882
Printing and postage	25,671
Auditing and legal fees	14,532
Transfer agent fees	11,260
Trustees’ fees and expenses	2,003
Insurance	1,131
Registration and filing fees	1,098
Other	7,384
Total Expenses Before Custody Credits and Fees Waived	251,598
Less: Advisory Fee Waived	(43,051)
Less: Service and Distribution Plan Fees Waived	(47,834)
Less: Custody Credits	(17,300)
Net Expenses	143,413
Net Investment Income	669,566
Net Realized and Unrealized Loss on Investments:
Net Realized Loss	(1,133,512)
Change in Net Unrealized Appreciation/(Depreciation)	(912,131)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(2,045,643)
Net Decrease in Net Assets from Operations	$(1,376,077)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets for the Years Ended January 31, 2009 and 2008

	Year Ended January 31, 2009	Year Ended January 31, 2008
Operations:
Net investment income	$669,566	$840,011
Net realized loss on investments	(1,133,512)	(35,187)
Change in net unrealized appreciation/(depreciation)	(912,131)	(326,476)
Net increase/(decrease) in net assets from operations	(1,376,077)	478,348

Distributions to Shareholders:
Net investment income	(672,045)	(840,004)
Net realized gain from investment transactions	—	(21,867)
Total Distributions	(672,045)	(861,871)

Capital Share Transactions:
Proceeds from sale of shares	540,375	779,723
Proceeds from reinvestment of dividends and distributions to shareholders	443,851	569,998
Cost of shares repurchased	(1,965,872)	(2,456,534)
Net decrease in net assets from Trust share transactions	(981,646)	(1,106,813)

Total Decrease in Net Assets	(3,029,768)	(1,490,336)
Net Assets:
Beginning of year	21,316,049	22,806,385
End of year	$18,286,281	$21,316,049
Distributions in excess of net investment income, at end of year	$(13,509)	$(18,507)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financial Statements	January 31, 2009

1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers, and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Fair Value Measurements: The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective February 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 — quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Value Line New York Tax Exempt Trust

Notes to Financial Statements

The following is a summary of the inputs used as of January 31, 2009 in valuing the Trust’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	—
Level 2 — Other Significant Observable Inputs	15,382,325	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$15,382,325	—

*	Other financial instruments include futures, forwards and swap contracts.

For the year ended January 31, 2009, there were no Level 3 investments.

(C) Distributions: It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions: Securities transactions are recorded on a trade basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Value Line New York Tax Exempt Trust

January 31, 2009

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2009	Year Ended January 31, 2008

Shares sold	60,576	80,870
Shares issued to shareholders in reinvestment of dividends and distributions	50,144	59,162
Shares repurchased	(214,489)	(255,111)
Net decrease	(103,769)	(115,079)
Dividends per share from net investment income	$0.3125	$0.3634
Distributions per share from net realized gains	$—	$0.0095

3.	Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended January 31, 2009
Purchases:
Long-term obligations	$15,278,871
Maturities or Sales:
Long-term obligations	$18,004,816

4.	Income Taxes

At January 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$16,562,254
Gross tax unrealized appreciation	$126,201
Gross tax unrealized depreciation	(1,306,130)

Net tax unrealized depreciation on investments	$(1,179,929)
Undistributed income on municipal bonds	$—
Capital loss carryforward, expires January 31, 2016	$(35,187)

Capital loss carryforward, expires January 31, 2017	$(465,588)

Capital loss carryforward, at January 31, 2009	$(500,775)

During the year ended January 31, 2009, as permitted under federal income tax regulations, the Trust elected to defer $667,924 of post-October net capital losses to the next taxable year.

The tax composition of dividends to shareholders for the year ended January 31, 2009 and the year ended January 31, 2008, were as follows:

	2009	2008

Municipal bond income	$624,148	$823,975
Taxable ordinary income	47,897	37,896
Long-term capital gains	—	—
	$672,045	$861,871

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased distributions in excess of net investment income by $7,477 and decreased additional paid-in capital by $7,477. Net assets are not

Value Line New York Tax Exempt Trust

Notes to Financial Statements	January 31, 2009

affected by this reclassification. These reclasses were primarily due to differing treatments of distribution reclassifications for tax purposes.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line to EULAV and EULAV replaced Value Line as the Trust’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

An advisory fee of $114,803 was paid or payable to Value Line or EULAV (the “Adviser”) for the year ended January 31, 2009. This was computed at an annual rate of 0.60% of the Trust’s average daily net assets and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers and employees of the Trust and pays their salaries. Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses in its operation. Effective June 1, 2007 and 2008, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for one year periods. The fees waived amounted to $43,051 for the year ended January 31, 2009. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of Value Line, for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $47,834, before fee waivers, were accrued under the Plan for the year ended January 31, 2009. Effective June 1, 2007 and 2008, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended January 31, 2009, the fees waived amounted to $47,834. The Distributor has no right to recoup previously waived amounts.

For the year ended January 31, 2009, the Trust’s expenses were reduced by $17,300 under a custody credit arrangement with the custodian.

Certain officers, employees and a director of Value Line and the Distributor are also officers and a Trustee of the Trust. At January 31, 2009, the officers and Trustee as a group owned 859 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

6. Other

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (“VLS”). Value Line has supplied numerious documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, Trustees of the Trust and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether VLS’ brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC.

Value Line New York Tax Exempt Trust

Notes to Financial Statements	January 31, 2009

Although management of Value Line cannot determine the effect that the investigation will have on Value Line’s financial statements, it believes that any settlement is likely to be material to it and has informed the Funds of its belief, in light of settlement discussions to date, that there are no loss contingencies that should be accrued or disclosed in the Trust’s financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or VLS to perform their respective contracts with the Trust.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

							Years Ended on Last day of February 2004
					Eleven Months Ended January 31, 2005*

	Years Ended January 31,
	2009	2008	2007	2006
Net asset value, beginning of year	$9.55	$9.71	$9.69	$10.19	$10.41		$10.47

Income from investment operations:
Net investment income	0.31	0.36	0.36	0.29	0.27		0.31
Net gains or (losses) on securities (both realized and unrealized)	(0.96)	(0.15)	0.03	(0.20)	(0.07)		0.14
Total from investment operations	(0.65)	0.21	0.39	0.09	0.20		0.45

Less distributions:
Dividends from net investment income	(0.31)	(0.36)	(0.36)	(0.29)	(0.27)		(0.31)
Distributions from net realized gains	—	(0.01)	(0.01)	(0.30)	(0.15)		(0.20)
Total distributions	(0.31)	(0.37)	(0.37)	(0.59)	(0.42)		(0.51)

Net asset value, end of year	$8.59	$9.55	$9.71	$9.69	$10.19		$10.41

Total return	(6.82)%	2.23%	4.02%	0.94%	1.99	%(3)	4.51%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$18,286	$21,316	$22,806	$24,921	$25,784		$29,012
Ratio of expenses to average net assets(1)	1.31%	1.12%	1.21%	1.39%	1.40	%(4)	1.37%
Ratio of expenses to average net assets(2)	0.75%	0.58%	0.73%	1.33%	1.40	%(4)	1.37%
Ratio of net investment income to average net assets	3.50%	3.77%	3.67%	2.91%	2.86	%(4)	3.03%
Portfolio turnover rate	90%	45%	139%	131%	72	%(3)	61%

*	The Trust changed its fiscal year from February to January 31.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.22%, 1.05%, 1.18%, 1.37%, 1.40% (annualized), and 1.37% for the period ended January 31, 2009, January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005, and February 29, 2004 respectively.

(2)
Ratio reflects expenses net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of custody credit arrangement.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the “Trust”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 30, 2009

Value Line New York Tax Exempt Trust

Federal Tax Notice (unaudited)

During the year ended January 31, 2009, the Trust paid to shareholders $0.3125 per share from net investment income, of which 92.87% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Thomas T. Sarkany Age 62	Trustee	Since 2008	Mutual Fund Marketing Director of Value Line Securities, Inc. (the “Distributor”).	None
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Trustee	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Trustee (Lead Independent Trustee since 2008)	Since 2000
Professor of History, Williams College, (1961 to 2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Trustee	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President 1987–1998.	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 69	Trustee	Since 1987	Chairman, Institute for Political Economy.	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 59	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (investment adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001–2004).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 54	Trustee	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	None
Officers
Mitchell E. Appel Age 38	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from January 2003 to May 2005; Chief Financial Officer of the Distributor since April 2008.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Vice President of the Distributor and Secretary since June 2008; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above Officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com.

Value Line New York Tax Exempt Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies during the most recent 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am - 5pm CST, Monday - Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 $2,518

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 $7,550

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 $2,750
(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date: